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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 2000, except as to Note 13, which is as of March 5, 2002, relating to the financial statements, which appears in Encompass Services Corporation's Annual Report on Form 10-K for the year ended December 31, 2001.

PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
April 4, 2002